UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

EMS FIND, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174759	38-3839462
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA 19006

(Address of principal executive offices and Zip Code)

215-350-2255

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(1) Previous Independent Auditors:

a.	On March 7, 2016, Seale & Beers, CPAs ("Seale & Beers") was dismissed as EMS Find, Inc.'s independent accountant.

b.

Seale & Beers' report on our financial statements for the year ended June 30, 2015, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly periods September 30, 2015 and December 31, 2015, there have been no disagreements with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused them to make reference thereto in their report on the financial statements. Through the interim period from December 31, 2015, to March 7, 2016, (the date of dismissal of the former accountant), there have been no disagreements with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Seale & Beers would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized Seale & Beers to respond fully to the inquiries of the successor accountant.

e.	During the interim period through December 31, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to Seale & Beers prior to the date of the filing of this Report and requested that Seale & Beers furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On March 8, 2016, the Company engaged Green & Company CPA's ("Green") of Tampa, Florida, as its new registered independent public accountant. During the years ended June 30, 2015 and 2014, and prior to March 8, 2016 (the date of the new engagement), we did not consult with Green regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Green, in either case where written or oral advice provided by Green would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

16.1	Letter from Seale & Beers, CPAs, dated March 7, 2016, regarding the change in certifying accountant (filed herewith).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS FIND, INC.

Date: March 8, 2016	By:	/s/ Steve Rubakh
Steve Rubakh
Chief Executive Officer